UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)               June 30, 2009
_______________________________________________________________________________

                               UNISYS CORPORATION
_______________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                           1-8729                    38-0387840
_______________________________________________________________________________
(State or Other              (Commission File Number)         (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                                  Unisys Way,
                         Blue Bell, Pennsylvania  19424
_______________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_______________________________________________________________________________
              (Registrant's telephone number, including area code)

                                 Not Applicable
_______________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

\ \ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

\ \ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

\ \ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

\ \ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01.               Regulation FD Disclosure.

        On June 30, 2009, Unisys Corporation (the "Company") commenced private exchange offers and related consent solicitations with respect to certain of its outstanding debt securities. The Company is disclosing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 which information is incorporated by reference herein. This information, some of which has not been previously reported, is excerpted from a confidential offering circular and consent solicitation statement that is being disseminated in connection with the exchange offers and the consent solicitations.

        The Company is furnishing the information in this Current Report on Form 8-K and in Exhibit 99.1 to comply with Regulation FD. Such information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company's filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.


Item 9.01.               Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Recent Developments from Offering Circular Summary from the Offering Circular dated June 30, 2009.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             UNISYS CORPORATION
                                             (Registrant)


                                             By:  /s/ Nancy Straus Sundheim
                                                  -------------------------
                                             Name:    Nancy Straus Sundheim
                                             Title:   Senior Vice President,
                                                      General Counsel and
                                                      Secretary

Date: June 30, 2009

                              INDEX TO EXHIBITS

Exhibit No.              Exhibit
-----------              -------

Exhibit 99.1 Recent Developments from Offering Circular Summary from the Offering Circular dated June 30, 2009.